Exhibit 24

July 12, 2007

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENT, that the undersigned hereby constitutes and appoints Philip E. Brown, the undersigned’s true and lawful attorney-in-fact to: (i) execute for and on behalf of the undersigned, in the undersigned’s capacity as an officer and/or director and/or owner of greater than 10% of the outstanding Common Stock of SCSF Equities, LLC, a Delaware limited liability (the “Company”), Forms 3, 4 and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder as well as a Schedule 13D or Schedule 13G and any amendments thereto; (ii) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Form 3, 4 or 5 and Schedule 13D or Schedule 13G and any amendments thereto and timely file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority, including the New York Stock Exchange; and (iii) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  Each of the undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

This Power of Attorney shall remain in full force and effect until each of the undersigned is no longer required to file Forms 3, 4 and 5 or Schedule 13D or Schedule 13G with respect to the undersigned’s holdings of and transactions in securities issued by the Company unless earlier revoked by each of the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

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IN WITNESS WHEREOF, the undersigned have caused this Power of Attorney to be executed as of the date first written above.

SCSF EQUITIES, LLC

By:	/s/ Marc J. Leder
Name:	Marc J. Leder
Its:	Co-CEO

IN WITNESS WHEREOF, the undersigned have caused this Power of Attorney to be executed as of the date first written above.

SUN CAPITAL SECURITIES OFFSHORE FUND, LTD.

By:	/s/ Marc J. Leder
Name:	Marc J. Leder
Its:	Director

IN WITNESS WHEREOF, the undersigned have caused this Power of Attorney to be executed as of the date first written above.

SUN CAPITAL SECURITIES FUND

By:	SUN CAPITAL SECURITIES ADVISORS, LP
Its:	General Partner

By:	SUN CAPITAL SECURITIES, LLC
Its:	General Partner

By:	/s/ Marc J. Leder
Name:	Marc J. Leder
Its:	Co-CEO

IN WITNESS WHEREOF, the undersigned have caused this Power of Attorney to be executed as of the date first written above.

SUN CAPITAL SECURITIES ADVISORS, LP

By:	SUN CAPITAL SECURITIES, LLC
Its:	General Partner

By:	/s/ Marc J. Leder
Name:	Marc J. Leder
Its:	Co-CEO

IN WITNESS WHEREOF, the undersigned have caused this Power of Attorney to be executed as of the date first written above.

SUN CAPITAL SECURITIES, LLC

By:	/s/ Marc J. Leder
Name:	Marc J. Leder
Its:	Co-CEO

IN WITNESS WHEREOF, the undersigned have caused this Power of Attorney to be executed as of the date first written above.

/s/ Marc J. Leder
Name:	Marc J. Leder

IN WITNESS WHEREOF, the undersigned have caused this Power of Attorney to be executed as of the date first written above.

/s/ Rodger R. Krouse
Name:	Rodger R. Krouse